UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2017

LEAFBUYER TECHNOLOGIES, INC.
(formerly known as AP Event, Inc.)
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206745	38-3944821
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6888 S. Clinton Street, Suite 300, Greenwood Village, CO 80108
(Address of principal executive offices)

Registrant’s telephone number, including area code: (720) 235-0099

Copies to:
Peter Campitiello, Esq.
Kane Kessler, P.C.
666 Third Avenue
New York, New York 10017
Tel: 212-541-6222
Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note: The sole purpose of this Amendment No. 1 to the Current Report on Form 8-K filed on March 29, 2017 is to include the Audited Financial Statements of the LB Media Group, LLC for the period ended December 31, 2016 and December 31, 2015 and the Unaudited Pro Forma Financial Information of LB Media Group, LLC and Leafbuyer Technologies, Inc.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 21, 2017, August Petrov, the principal shareholder, President, Chief Executive Officer and Chief Financial Officer of AP Event, Inc. (the “Registrant” or the “Company”) consummated the sale of 5,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) owned by Mr. Petrov to LB Media Group, LLC a Colorado limited liability Company (“LB Media”). The sale of the Shares, which represented approximately eighty percent (80%) of the outstanding common stock of the Company, represented a change in control of the Company.  In connection with the sale, Mr. Petrov resigned as officer and director of the Company and forgave and discharged any indebtedness of any kind owed to him by the Company.

On March 23, 2017, the Registrant consummated an Agreement and Plan of Merger (the “Merger Agreement”) with LB Media, the principal stockholder of the Registrant, and LB Acquisition Corp., a Colorado corporation  a wholly-owned subsidiary of the Registrant (“Acquisition”) whereby Acquisition was merged with and into LB Media (the “Merger”) in consideration for: cash in the amount of Six Hundred Thousand Dollars ($600,000); 2,351,355 newly-issued, pre-split shares of the Company’s Common Stock (the “Merger Shares”); and 324,327 pre-split shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Shares,” and collectively with the Merger Shares, the “Merger Consideration”). The Series A Shares initially convert at the rate of one vote per share (the “Series A Conversion Rate”) and provides that the Series A Conversion Rate shall be adjusted based upon the number of shares outstanding such that the holders of the Series A Shares would not hold less than, fifty-five percent (55%) of the number of outstanding shares of Common Stock on a fully-diluted basis.  Pursuant to the terms of the Merger Agreement, LB Media agreed to retire 5,000,000 shares of Common Stock of the Company held immediately prior to the Merger.

Simultaneously with the Merger, the Registrant accepted subscriptions in a private placement offering (the “Offering”) of its Common Stock at a purchase prices of $0.12 and $0.15 per share, offered pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) for the aggregate offering amount of $600,000.  The Company also accepted a subscription from a single investor in the amount of Two Hundred Fifty Thousand Dollars ($250,000) for 27,027 shares of the Registrant’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Shares”) also in accordance with Rule 506 of Regulation D of the Securities Act. The Series B Shares convert, following six months after issuance, into shares of Common Stock at the post-Split rate of sixteen (16) votes per share. The Series B Shares cannot be converted by the investor if such conversion would result in the investor owning more than 4.99% of the outstanding common stock.

As a result of the Merger, LB Media became a wholly-owned subsidiary of the Registrant, and following the consummation of the Merger and giving effect to the securities sold in the Offering, the members of LB Media will beneficially own approximately fifty-five (55%) of the issued and outstanding Common Stock of the Registrant. The parties have taken the actions necessary to provide that the Merger is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. The Merger Agreement contains customary representations, warranties and covenants of the Registrant and LB Media for like transactions. The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Merger Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the press release dated March 29, 2017, announcing the completion of the Merger, is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference

At the effective time of the Merger, our board of directors and officers was reconstituted by the resignation of August Petrov as Chief Financial Officer and Chief Executive Officer, President/Secretary/Treasurer and Director of the Registrant and the appointment of Kurt Rossner as Chairman, Chief Executive Officer and President, Mark Breen as Chief Financial Officer and Director, and Michael Goerner as Treasurer and Director.

On March 24, 2017, the Registrant amended its Articles of Incorporation (the “Amendment”) to (i) change its name to Leafbuyer Technologies, Inc., (ii) to increase the number of its authorized shares of capital stock from 75,000,000 to 160,000,000 shares of which 150,000,000 shares were designated common stock, par value $0.001 per share (the “Common Stock”) and 10,000,000 shares were designated “blank check” preferred stock, par value $0.001 per share (the “Preferred Stock”) and (iii) to effect a forward split such that 9.25 shares of Common Stock were issued for every 1 share of Common Stock issued and outstanding immediately prior to the Amendment (the “Split”).

POST-MERGER BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK

The following table provides information, immediately after the Merger, the retirement of 5,000,000 shares of the Registrant’s Common Stock by the Company’s Principal Shareholder, and completion of the Offering, regarding beneficial ownership of our Common Stock by: (i) each person known to us who beneficially owns more than five percent of our common stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.
Shareholder (1)	Beneficial Ownership	Percent of Class (2)
Kurt Rossner (3)	891,894	18.3%
Mark Breen (3)	891,894	18.3%
Michael Goerner (3)	891,894	18.3%
All Officers and Directors as a Group (3 persons)	2,351,355	55%

(1) The address for all officers, directors and beneficial owners is 6888 S. Clinton Street, Suite 300, Greenwood Village, CO 80112.
(2) Based upon 4,864,865 shares of common stock outstanding as of March 29, 2017.
(3) Includes 108,109 of common stock underlying 108,109 shares of Series A Preferred Stock.

MANAGEMENT

Immediately following the Merger, the Board of Directors appointed Kurt Rossner as Chairman, Chief Executive Officer and President, Mark Breen as Chief Financial Officer and Director, and Michael Goerner as Treasurer and Director. Upon Closing of the Merger, the directors and officers of the Registrant, are as follows:

Name	Age	Position

Kurt Rossner	48	Chairman, Chief Executive Officer, and President

Mark Breen	45	Chief Financial Officer, and Director

Michael Goerner	48	Treasurer, Chief Technology Officer, Director

Kurt Rossner 48, Co-Founder, Chairman and Chief Executive Officer.  Prior to founding LB Media Group in May 2013, Mr. Rossner started his career with MCI Telecommunications Corporation as a Business Sales Manager in 1993.  Mr. Rossner founded several successful technology companies and was a pioneer in the Internet web hosting industry. He founded one of the largest platforms in the county, selling it to Micron Electronics (NASDAQ: MUEI) in 2000. Mr. Rossner leads the company’s operations and overall strategic direction. He holds a Bachelor of Science Degree in Economics from The Florida State University.

Mark Breen 45, Co-Founder, Director and Chief Financial Officer.  Prior to Co-founding LB Media Group in May 2013, Mr. Breen served in various Sales Executive positions at CBS Corporation from Oct 2010 to October of 2013.  Mr. Breen heads up the Company’s sales and market expansion strategy. He has worked in various sales, operation and management positions within Tribune Broadcasting, Gannett and CBS in both Chicago and Denver over his 20-year career.  Mr. Breen earned a Bachelor of Arts Degree in Broadcasting from Western Illinois University

Michael Goerner 48, Co-Founder, Director and Chief Technology Officer.  Prior to founding LB Media Group in May 2013, Mr. Goerner served as the C.T.O of WHIP Systems from March 2001 to May 2013. Mr. Goerner is responsible for the technology direction of the company and has significant experience with various Internet and IT companies.  Prior thereto and from June 1998 through December 2000 to Mr. Goerner served as the Founder and C.T.O of Indigio Group.  In the early 1990s he was involved in the early-stage development of successful Internet properties in the areas of online mapping, real estate, news media. Mr. Goerner has a Bachelor of Science Degree in Computer Science from Millersville University of Pennsylvania.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosures in Item 1.01 are hereby incorporated by reference into this Item 2.01.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures in Item 1.01 are hereby incorporated by reference into this Item 3.02.

The Company relied on the exemption from federal registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 “non-accredited” investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.02.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
Number	Description
2.1	Agreement and Plan of Merger by and among AP Event, Inc. (the “Company”), LB Media Group, LLC and LB Acquisition Corp.*
3.1	Amended and Restated Articles of Incorporation of AP Event, Inc.*
4.1	Form of Subscription Agreement*
4.2	Certification of Designation of Rights and Preferences to Series A Convertible Preferred Stock*
4.3	Certification of Designation of Rights and Preferences to Series B Convertible Preferred Stock*
99.1	Press Release, dated March 29, 2017*
99.2	Audited financial statements of LB Media Group, LLC as of December 31, 2016 and 2015 **
99.3	Unaudited Pro Forma Financial information of LB Media Group, LLC and Leafbuyer Technologies, Inc. **

*  Filed with the Current Report on Form 8-K filed on March 29, 2017.
**  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017	LEAFBUYER TECHNOLOGIES, INC.

	By:	/s/ Kurt Rossner
Name: Kurt Rossner
Title: Chief Executive Officer